                                                                   EXHIBIT 10.58


================================================================================


                           STOCK PURCHASE AGREEMENT


                                     among

                       CONSUMER FINANCIAL NETWORK, INC.


                                      and


                     GE CAPITAL EQUITY INVESTMENTS, INC.



                           Dated as of April 7, 1999


================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                                    PAGE
                                                                                                    ----
ARTICLE I DEFINITIONS..........................................................................        1
    Section 1.1  Definitions...................................................................        1
    Section 1.2  Rules of Construction.........................................................        7

ARTICLE II

  SALE AND PURCHASE OF PREFERRED STOCK.........................................................        8
    Section 2.1  Sale and Purchase of Preferred Stock..........................................        8
    Section 2.2  Closing of Transaction........................................................        8
    Section 2.3  Issue Taxes...................................................................        9

ARTICLE III

  CLOSING CONDITIONS...........................................................................        9
    Section 3.1  Conditions to Obligations of the Investor.....................................        9
    Section 3.2  Conditions to Obligations of the Company at the Closing.......................       11

ARTICLE IV

  REPRESENTATIONS AND WARRANTIES OF THE COMPANY................................................       13
    Section 4.1  Due Incorporation and Good Standing...........................................       13
    Section 4.2  Capitalization................................................................       13
    Section 4.3  Subsidiaries..................................................................       14
    Section 4.4  Authority.....................................................................       14
    Section 4.5  Authorization, Etc. of Preferred Stock........................................       15
    Section 4.6  No Violation or Conflict; No Default..........................................       15
    Section 4.7  No Material Adverse Change; Financial Statements..............................       16
    Section 4.8  Full Disclosure...............................................................       17
    Section 4.9  Private Offering..............................................................       17
    Section 4.10 No Brokers....................................................................       18
    Section 4.11 Litigation....................................................................       18
    Section 4.12 Labor Relations...............................................................       18
    Section 4.13 Taxes.........................................................................       19

    Section 4.14  Environmental Matters........................................................       20
    Section 4.15  ERISA........................................................................       21
    Section 4.16  Intellectual Property........................................................       22
    Section 4.17  Compliance with Laws.........................................................       22
    Section 4.18  Agreements...................................................................       23
    Section 4.19  Year 2000....................................................................       23

ARTICLE V

  REPRESENTATIONS AND WARRANTIES OF THE INVESTOR...............................................       24
    Section 5.1   Organization and Standing....................................................       24
    Section 5.2   Purchase for Own Account.....................................................       24
    Section 5.3   Accredited Investor; No General Solicitation.................................       24
    Section 5.4   Authorization; Consents......................................................       24
    Section 5.5   ERISA........................................................................       25

ARTICLE VI

  COVENANTS....................................................................................       26
    Section 6.1   Compliance with Laws; Maintenance of Licenses................................       26
    Section 6.2   Information to Prospective Holders...........................................       26
    Section 6.3   Inspection of Properties and Records.........................................       26
    Section 6.4   Financial Statements.........................................................       27
    Section 6.5   Indemnification for Finder's Fees............................................       27
    Section 6.6   HSR Filing...................................................................       28
    Section 6.7   Publicity; Press Releases....................................................       28
    Section 6.8   Lock-up......................................................................       28
    Section 6.9   Consent......................................................................       28
    Section 6.10  Securities Act Registration Statements.......................................       28
    Section 6.11  Reasonable Best Efforts......................................................       29
    Section 6.12  Access to Information........................................................       30
    Section 6.13  Use of Proceeds..............................................................       30

ARTICLE VII

  MISCELLANEOUS................................................................................       30
    Section 7.1   Notices......................................................................       30
    Section 7.2   Successors and Assigns.......................................................       31
    Section 7.3   No Waivers; Amendments.......................................................       32
    Section 7.4   Counterparts.................................................................       32
    Section 7.5   Section Headings.............................................................       32
    Section 7.6   GOVERNING LAW; SUBMISSION TO JURISDICTION;...................................       32
    Section 7.7   Entire Agreement.............................................................       33

Exhibits

A - Series A Certificate of Designations
B - Series B Certificate of Designations
C - Opinion of Minkin & Snyder
D - Stockholders Agreement
E - Investors Agreement
F - Registration Rights Agreement
G - Amendment to Certificate of Incorporation

                           STOCK PURCHASE AGREEMENT

     This STOCK PURCHASE AGREEMENT (the "Agreement") is dated as of April 7,
                                         ---------
1999, and entered into by and among Consumer Financial Network, Inc., a Delaware corporation (the "Company"), and GE Capital Equity Investments, Inc.
                  -------
Corporation, a Delaware corporation (the "Investor").
                           --------

     In consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Investor mutually agree, as follows:


                                   ARTICLE I

                                  DEFINITIONS

     Section 1.1  Definitions.  As used in this Agreement, the following terms
                  -----------
shall have the following meanings:

     "Affiliate," as applied to any specified Person, shall mean any other
      ---------
Person that, directly or indirectly, controls, is controlled by or is under common control with such specified Person. For purposes of the foregoing, "control," when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of Voting Securities, by contract or otherwise, and the terms "controlled" and "controlling" shall have meanings correlative to the foregoing. In the case of a Person who is an individual, the term "Affiliate" shall include, with respect to such specified Person (i) members of such specified Person's immediate family (as defined in
        -
Instruction 2 of Item 404(a) of Regulation S-K under the Securities Act) and
(ii) trusts, the trustee or the beneficiaries of which are such specified Person
 --
or members of such Person's immediate family as determined in accordance with the foregoing clause (i). Notwithstanding the foregoing, the Investor and its respective Affiliates shall not be deemed Affiliates of the Company for purposes of this Agreement.

     "Audit" means any audit, assessment of Taxes, other examination by any Tax
      -----
Authority, proceeding or appeal of such proceeding relating to Taxes.

     "Board of Directors" means, as to any Person, the board of directors of
      ------------------
such Person.

      "Business Day" means each day other than Saturdays, Sundays and days when
       ------------
commercial banks are required or authorized by law or executive order to be closed for business in New York, New York.

      "Capital Stock" means any and all shares, interests, participations or
       -------------
other equivalents (however designated) of or in capital stock, including, without limitation, all common stock and preferred stock.

      "Certificate of Incorporation" means the Amended and Restated Certificate
       ----------------------------
of Incorporation.

      "Certificates of Designations" means the Series A Certificate of
       ----------------------------
Designations and the Series B Certificate of Designations.

      "Charter Documents" means the certificate of incorporation, bylaws and any
       -----------------
other organizational document, as amended.

      "Closing" and "Closing Date" each has the meaning ascribed thereto in
       -------       ------------
Section 2.2(a).

      "Code" means the Internal Revenue Code of 1986, as amended from time to
       ----
time, and any successor statute or law thereto.

      "Common Stock" means all classes of the common stock of the Company, par
       ------------
value $.01 per share.

      "Consolidated" or "consolidated," when used with reference to any
       ------------      ------------
accounting term, means the amount described by such accounting term, determined on a consolidated basis in accordance with GAAP, after elimination of intercompany items.

      "Contracts" has the meaning ascribed thereto in Section 4.6(a)(3).
       ---------

      "Documents" means this Agreement, the Certificate of Incorporation, the
       ---------
Certificates of Designations, the Investors Agreement, the Registration Rights Agreement and the Stockholders' Agreement, collectively, or each of such documents singularly, and any documents or instruments contemplated by or executed in connection with any of them or any of the transactions contemplated hereby or thereby.

      "Employee Benefit Plan" has the meaning ascribed thereto in Section  4.15.
       ---------------------

      "Environmental Claim" means any claim, action, cause of action,
       -------------------
investigation of which the Company or any of its Subsidiaries, including any of their management employees, are aware, or written notice by any Person alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (a) the presence, or release into the
                                -
environment, of any Material of Environmental Concern at any location owned, leased, used or operated by the Company or any of its Subsidiaries, or (b)
                                                                        -
circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

      "Environmental Laws" means all Federal, state, local and foreign laws and
       ------------------
regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata and natural resources), including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern.

      "Equity Interest" means (i) with respect to a corporation, any and all
       ---------------         -
issued and outstanding Capital Stock and warrants, options or other rights to acquire Capital Stock and (ii) with respect to a partnership, limited liability
                           --
company or similar Person, any and all units, interests, or other equivalents of, or other ownership interests in any such Person and warrants, options or other rights to acquire any such units or interests.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as
       -----
amended from time to time, and any successor statute or law thereto.

      "ERISA Affiliate" has the meaning ascribed thereto in Section 4.15.
       ---------------

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and
       ------------
the rules and regulations of the SEC thereunder, and any successor statute or law thereto.

      "GAAP" means those generally accepted accounting principles and practices
       ----
which are recognized as such from time to time by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date hereof.

      "Governmental Body" means any Federal, state, local or foreign
       -----------------
governmental authority or regulatory body, any subdivision, agency, commission or authority thereof or any quasi-governmental or private body exercising any governmental regulatory authority thereunder and any Person directly or indirectly owned by and subject to the control of any of the foregoing, or any court, arbitrator or other judicial or quasi-judicial tribunal.

      "Holder" or "Holders" means the Investor and any Affiliate of the Investor
       ------      -------
that is or becomes a holder of any of the Preferred Stock, in each case, so long as such Person holds any Preferred Stock.

      "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976,
       -------
as amended, and the rules and regulations thereunder.

      "Investor" has the meaning ascribed thereto in the recitals to this
       --------
Agreement.

      "Investors Agreement" means the Investors Agreement, to be dated as of the
       -------------------
Closing Date, between the Company, iXL and the Investors named herein, as set forth as Exhibit E hereto.

      "iXL" means iXL Enterprises, Inc., a Delaware corporation.
       ---

      "Laws" has the meaning ascribed thereto in Section 4.6.
       ----

      "Legal Requirements" means, as to any Person, all Federal, state, local or
       ------------------
foreign laws, statutes, rules, regulations, ordinances, judgments, orders, decrees, permits, certificates, requirements, regulations and restrictions of any Governmental Body applicable to such Person or any of its properties or assets.

      "Lien" means any mortgage, pledge, lien, encumbrance, charge or adverse
       ----
claim affecting title or resulting in a charge against real or personal property, or security interest of any kind (including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell and any filing of any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

      "Material Adverse Effect" means (a) a material adverse effect upon the
       -----------------------         -
business, operations, prospects, properties, assets or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole or (b) a
                                                                     -
material adverse effect on the ability of the Company to perform its obligations under this Agreement or any of the other Documents.

      "Materials of Environmental Concern" means chemicals, pollutants,
       ----------------------------------
contaminants, industrial, toxic or hazardous wastes, substances or constituents, petroleum and petroleum products (or any by-product or constituent thereof), asbestos or asbestos-containing materials, or PCBs.

      "Notices" has the meaning ascribed thereto in Section 7.1.
       -------

      "Permitted Lien"  shall mean the following Liens:  (a) Liens existing on
       --------------                                     -
the Closing Date as listed on Schedule 1.1; (b) Liens for taxes, assessments or
                              ------------   -
other governmental charges or levies not yet due; (c) statutory Liens of
                                                   -
landlords, carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business of the Company consistent with past practices for amounts not yet due; (d) Liens (other than
                                                         -
any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business of the Company consistent with past practices in connection with worker's compensation, unemployment insurance or other types of social security; and (e) with respect to interests in real property, minor defects of title,
     -
easements, rights-of-way, restrictions and other similar charges or encumbrances not materially detracting from the value or materially interfering with the use of such real property.

      "Person" means an individual, partnership, corporation, trust, limited
       ------
liability company, association or unincorporated organization or a government or agency or political subdivision thereof.

      "Preferred Stock" means the Series A Preferred Stock and the Series B
       ---------------
Preferred Stock.

      "Proceedings" means any legal, administrative or arbitration action, suit,
       -----------
complaint, charge, hearing, inquiry, investigation or proceeding (including any partial or threatened proceedings).

      "Property" or "property" means any assets or property of any kind or
       --------      --------
nature whatsoever, real, personal or mixed (including fixtures), whether tangible or intangible, provided that the terms "Property" or "property," when used with respect to any Person, shall not include securities issued by such Person.

      "QPO" means a "Qualified Public Offering" as such term is defined in the
       ---
Stockholders' Agreement.

      "Registration Rights Agreement" means the Amended and Restated
       -----------------------------
Registration Rights Agreement, to be dated the Closing Date, among the Company, iXL and the Investor, as set forth as Exhibit F hereto.

      "Rule 144A" means Rule 144A as promulgated by the SEC under the Securities
       ---------
Act, as amended from time to time, and any successor rule or regulation thereto.

      "SEC" means the Securities and Exchange Commission and any successor
       ---
thereto.

      "Series A Certificate of Designations" means the Certificate of
       ------------------------------------
Designations, Powers, Preferences and Relative, Participating, Optional and Other Special Rights of the Series A Convertible Preferred Stock, filed by the Company with the Secretary of State of the State of Delaware on or about November 2, 1998, to be amended and filed on or before the Closing Date as set forth as Exhibit A hereto.

      "Series B Certificate of Designations" means the Certificate of
       ------------------------------------
Designations, Powers, Preferences and Relative, Participating, Optional and Other Special Rights of the Series B Convertible Preferred Stock, to be filed on or before the Closing Date with the Secretary of State of the State of Delaware, as set forth as Exhibit B hereto.

      "Series A Preferred Stock" means the Series A Convertible Preferred Stock
       ------------------------
of the Company, $.01 par value per share.

      "Series B Preferred Stock" means the Series B Convertible Preferred Stock
       ------------------------
of the Company, par value $.01 per share.

      "Securities Act" means the Securities Act of 1933, as amended, and the
       --------------
rules and regulations of the SEC thereunder, and any successor statute or law thereto.

      "Stockholders' Agreement" means the Amended and Restated Stockholders'
       -----------------------
Agreement, to be dated as of the Closing Date, among the Company and the stockholders named therein, as set forth as Exhibit D hereto.

      "Subsidiary" of any person means (a) a corporation in which such Person, a
       ----------                       -
subsidiary of such Person, or such Person and one or more subsidiaries of such Person, directly or indirectly, at the date of determination, has either (i) a
                                                                          -
majority ownership interest or (ii) the power, under ordinary circumstances, to
                                --
elect, or to direct the election of, a majority of the board of directors of such corporation, or (b) a partnership in which such Person, a subsidiary of
                      -
such Person, or such Person and one or more subsidiaries of such Person (i) is,
                                                                         -
at the date of determination, a general partner of such partnership, or (ii) has
                                                                         --
a majority ownership interest in such partnership or the right to elect, or to direct the election of, a majority of the governing body of such partnership, or
(c) any other
 -

Person (other than a corporation or a partnership) in which such Person, a subsidiary of such Person, or such Person and one or more subsidiaries of such Person has either (i) at least a majority ownership interest or (ii) the power
                   -                                             --
to elect, or to direct the election of, a majority of the directors or other governing body of such Person.

      "Tax Authority" means the Internal Revenue Service and any other domestic
       -------------
or foreign governmental authority responsible for the administration of any Taxes.

      "Taxes" shall mean with respect to any Person, (A) all income taxes
       -----
(including any tax on or based upon net income, or gross income, or income as specially defined, or earnings, or profits, or selected items of income, earnings or profits) and all gross receipts, sales, use, ad valorem, transfer, franchise, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profits taxes, alternative or add-on minimum taxes, customs duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax, or additional amounts imposed by any taxing authority (domestic or foreign) on such Person and (B) any Liability for the payment of any amount of the type described in the immediately preceding clause (A) as a result of being a "transferee" (within the meaning of Section 6901 of the Code or any other Law) of another Person or a member of an affiliated or combined group.

      "Tax Returns" shall mean all Federal, state, local and foreign tax
       -----------
returns, declarations, statements, reports, schedules, forms and information returns and any amended Tax Return relating to Taxes.

      "Transactions" has the meaning ascribed thereto in Section 4.4.
       ------------

      "Voting Securities" means any class of Equity Interests of a Person
       -----------------
pursuant to which the holders thereof have, at the time of determination, the general power under ordinary circumstances to vote for the election of directors, managers, trustees or general partners of such Person (irrespective of whether or not at the time any other class or classes will have or might have the general power under ordinary circumstances to vote for the election of directors, managers, trustees or general partners by reason of the happening of any contingency).

      Section 1.2   Rules of Construction.  Unless the context otherwise
                    ---------------------
requires:

      (a)  a term has the meaning assigned to it;

      (b)  "or" is not exclusive;

      (c) words in the singular include the plural, and words in the plural include the singular;

      (d)  provisions apply to successive events and transactions; and

      (e) "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section or other subdivision.

                                  ARTICLE II

                     SALE AND PURCHASE OF PREFERRED STOCK

      Section 2.1   Sale and Purchase of Preferred Stock.  On the Closing Date,
                    -------------------------------------
subject to the terms and conditions set forth herein and in reliance on the respective representations and warranties contained herein of the Company, on the one hand, and the Investor, on the other hand, the Company shall issue and sell to the Investor, and the Investor shall purchase, an aggregate of 16,190,475 shares of Series B Preferred Stock, for an aggregate purchase price of $49,999,424.90.

      Section 2.2   Closing of Transaction.
                    ----------------------

      (a)  Closing.  The closing (the "Closing") hereunder with respect to the
           -------                     -------
issuance and sale of the Series B Preferred Stock shall take place at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York, 10022, on the earlier of (i) August 31, 1999 and (ii) the closing of the initial public offering of the common stock of iXL, provided that the termination or expiration
                                     --------
of the waiting period under the HSR Act applicable to the Transactions shall have occurred by such date (the "Closing Date"). At the Closing, the Company
                                 ------------
will deliver to the Investor the certificates for the Preferred Stock to be purchased by the Investor (registered on the Company's stock register in the Investor's name or the name of such nominee or nominees as the Investor may request), dated the Closing Date, against payment of the purchase price therefor by intra-bank or Federal funds bank wire transfer of same day funds to such bank account within the United States as the Company shall have designated at least two Business Days prior to the Closing.

      (b)  Fees and Expenses.   Provided that the Closing occurs, the Company
           -----------------
agrees to pay or reimburse all reasonable expenses of the Investor relating to this Agreement, including, but not limited to:

           (1) the Investor's expenses incurred in connection with the transactions contemplated by this Agreement and the other Documents, including the reasonable fees and other charges and expenses of the Investor's counsel incurred in connection herewith or with the other Documents;

           (2) any reasonable fees and other charges and expenses (including the reasonable fees and other charges and expenses of counsel) incurred in connection with any registration or qualification of the Series B Preferred Stock required in connection with the offer and sale of the Series B Preferred Stock to the Investor pursuant to this Agreement under the securities or "blue sky" laws of any jurisdiction requiring such registration or qualification or in connection with obtaining any exemptions from such requirements; and

      (3) the Investor's or Holder's expenses (including the reasonable fees and other expenses of counsel) relating to any amendment to, or modification of, or any waiver or consent under, this Agreement, the Series B Preferred Stock or any of the other Documents.

        Reimbursement of the expenses to which such Investor is entitled pursuant to this Section 2.2(b), including, without limitation, the reasonable fees and other charges and expenses of such Investor's counsel, shall be made concurrently with the Closing by intra-bank or Federal funds bank wire transfer of same day funds, or at such other time and in such other manner as the Company and the Investors may agree.

      Section 2.3   Issue Taxes.  The Company agrees to pay all Taxes (other
                    -----------
than Taxes of the Investor in the nature of income, franchise or gift taxes) and governmental fees arising in connection with the issuance, sale, delivery or transfer of Series B Preferred Stock by the Company to the Investor and, as the case may be, the execution and delivery of the other Documents and any modification thereof, and will hold the Investor harmless without limitation as to time against any and all liabilities with respect to all such Taxes and fees.


                                  ARTICLE III

                              CLOSING CONDITIONS

      Section 3.1   Conditions to Obligations of the Investor.  The obligations
                    -----------------------------------------
of the Investor to purchase and pay for the Series B Preferred Stock to be delivered to the Investor at the Closing shall be subject to the satisfaction (or waiver by the Investor) of each of the following conditions at or before the
Closing:

      (a)    Delivery of Documents.  The Company shall have delivered to the
             ---------------------
Investor, in form and substance satisfactory to the Investor, the following:

      (i) Certificates representing the 16,190,475 shares of the Series B Preferred Stock, duly executed by the Company.

      (ii) An opinion, dated the Closing Date and addressed to the Investor, from Minkin & Snyder, a professional corporation, counsel for the Company, as to the matters set forth in Exhibit C.

      (iii) A copy of the Certificate of Incorporation and the Certificates of Designations, together with good standing certificates from the State of Delaware and from all states in which the laws thereof require the Company to be qualified and/or licensed to do business, except where the failure to be so qualified would not result in a Material Adverse Effect, each to be dated a recent date prior to the Closing Date and certified by the Secretary of State.

      (iv) A certificate of the Secretary of the Company dated the Closing Date certifying (A) the bylaws of the Company, (B) resolutions of the Board of
               -                              -
   Directors, authorizing the execution, delivery and performance of this Agreement and the other Documents and the consummation of the transactions contemplated hereby and thereby, including the issuance of the Series B Preferred Stock to the Investor pursuant to this Agreement and (C) as to the
                                                                   -
   incumbency and genuineness of the signatures of the officers of the Company.

      (v) A certificate of an officer of the Company, dated the Closing Date, certifying as to the satisfaction of the conditions specified in Sections 3.1(b) and 3.1(d).

      (vi) Such additional information and materials as the Investor may reasonably and timely request.

      (b)   Compliance with Agreements.  The Company shall have performed and
            --------------------------
complied with all agreements, covenants and conditions contained herein, in each of the other Documents and in any other document contemplated hereby or thereby which are required by the terms hereof or thereof to be performed or complied with by the Company on or before the Closing Date.

      (c)   Completion of Other Transactions.  Simultaneously with or prior to
            --------------------------------
the sale to the Investor of the Series B Preferred Stock hereunder, the Company shall have executed and delivered the Investors Agreement, the Registration Rights Agreement and the Stockholders' Agreement and shall have filed with the Secretary of State of the State of Delaware the Certificate of Incorporation and the Certificates of Designations.

      (d)   Representations and Warranties.  All of the representations and
            ------------------------------
warranties of the Company contained herein or in any of the other Documents shall be true and correct in all material respects on and as of the Closing Date, except those representations and warranties of the Company that speak as of a certain date, which representations and warranties shall have been true and correct in all material respects as of such date both before and after giving effect to the transactions contemplated hereby and by the other Documents.

      (e)   Proceedings Satisfactory.  All proceedings taken in connection with
            ------------------------
the sale of the Series B Preferred Stock, the transactions contemplated hereby, and all documents and papers relating thereto, shall be reasonably satisfactory to the Investor. The Investor and its counsel shall have received copies of such documents and papers as they may reasonably request in connection therewith, or as a basis for the opinions to be delivered pursuant to Section 3.1(a)(ii), all in form and substance satisfactory to the Investor.

      (f)  Consents and Permits.  The Company shall have received all consents,
           --------------------
permits, approvals and authorizations and sent or made all notices, filings, registrations and qualifications as may be required pursuant to any law, statute, regulation or rule (Federal, state, local or foreign) including, without limitation, the HSR Act, or pursuant to any other agreement, order or decree to which it is a party or to which it is subject, in connection with the transactions to be consummated on or prior to the Closing Date as contemplated by this Agreement or any of the other Documents.

      (g) No Material Adverse Change.  There shall not have been any material
          --------------------------
adverse change in the properties, business, operations, prospects, assets, condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole since December 31, 1998.

      (h)  No Material Judgment or Order.  The waiting period under the HSR Act
           -----------------------------
applicable to the Transactions shall have terminated, and there shall not be on the Closing Date any judgment or order of a court of competent jurisdiction or any ruling of any Federal, state or local Governmental Body that, in the reasonable judgment of the Investor or its counsel, would prohibit the sale or issuance of the Series B Preferred Stock hereunder or would subject the Company or the Investor to any material penalty or liability if the Series B Preferred Stock were to be issued and sold hereunder or the other Transactions are consummated.

      (i)  No Material Proceedings. No Proceeding shall have been pending or
           -----------------------
threatened as of the Closing Date to restrain, prohibit or otherwise challenge the Transactions, nor shall any Governmental Body have notified either party to this Agreement that the consummation of the Transactions hereby would constitute a violation of the laws of the United States or the laws of any State thereof or the laws of the jurisdiction to which such Governmental Body is subject and that it intends to commence proceedings to restrain the consummation of such transactions, to force divestiture if the same are consummated or to materially modify the terms or results of such Transactions unless such Governmental Body shall have withdrawn such notice, or has otherwise indicated in writing that it will not take any action.

      Section 3.2   Conditions to Obligations of the Company at the Closing.
                    -------------------------------------------------------
The obligations of the Company to sell and issue the Series B Preferred Stock to be delivered to the Investor at the Closing shall be subject to the satisfaction or waiver of each of the following conditions on or before the Closing Date:

      (a)  Delivery of Documents.  the Investor shall have delivered to the
           ---------------------
Company satisfactory evidence of its authorization to consummate the Transactions.

      (b)  Completion of Other Transactions.  Simultaneously with or prior to
           --------------------------------
the sale to the Investor of the Preferred Stock to hereunder:

      (1) the Investor shall have executed and delivered the Investors Agreement, Stockholders' Agreement and the Registration Rights Agreement.

      (c) The Investor shall have performed and complied with all agreements, covenants and conditions contained herein, in each of the other Documents and in any other document contemplated hereby or thereby which are required by the terms hereof or thereof to be performed or complied with by the Investor on or before the Closing Date.

      (d)  Representations and Warranties.  All of the representations and
           ------------------------------
warranties of the Investor contained herein or in any of the other Documents to which it is a party shall be true and correct in all material respects on and as of the Closing Date, except for those representations and warranties of the Investor that speak as of a certain date, which representations and warranties shall have been true and correct in all material respects as of such date, both before and after giving effect to the transactions contemplated hereby and by the other Documents.

      (e)  HSR Act; No Material Judgment or Order. The waiting period under the
           --------------------------------------
HSR Act applicable to the Transactions shall have terminated, and there shall not be on the Closing Date any judgment or order of a court of competent jurisdiction or any ruling of any Federal, state or local Governmental Body that prohibits the sale or issuance of the Preferred Stock to the Investor hereunder or would subject the Company to any material penalty or liability if the Series B Preferred Stock were to be issued and sold to the Investor hereunder or the other Transactions are consummated.

      (f)  No Material Proceedings. No Proceeding shall have been pending or
           -----------------------
threatened as of the Closing Date to restrain, prohibit or otherwise challenge the Transactions, nor shall any Governmental Body have notified either party to this Agreement that the consummation of the Transactions hereby would constitute a violation of the laws of the United States or the laws of any State thereof or the laws of the jurisdiction to which such Governmental Body is subject and that it intends to commence proceedings to restrain the consummation of such transactions, to force divestiture if the same are consummated or to materially modify the terms or results of such Transactions unless such Governmental Body shall have withdrawn such notice, or has otherwise indicated in writing that it will not take any action.


                                  ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to the Investor on the date hereof and as of the Closing as follows:

      Section 4.1   Due Incorporation and Good Standing.  The Company has been
                    -----------------------------------
duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties, to conduct its business as currently conducted and as proposed to be conducted and to enter into and perform its obligations under this Agreement and the other Documents to which it is a party. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

      Section 4.2   Capitalization.  (a)  As of the Closing, the authorized
                    --------------
capital stock of the Company will consist of (1) 250,000,000 shares of Common
                                              -
Stock, and (2) 70,000,000 shares of blank check preferred stock, 13,333,334
            -
shares of which have been designated as the Series A Preferred Stock and 16,190,475 shares of which have been designated as the Series B Preferred Stock. After giving effect to the transactions contemplated hereby, (i) there will be
                                                              -
issued and outstanding (A) 100,000,000 shares of Common Stock, (B) 13,333,334
                        -                                       -
shares of Series A Preferred Stock, all of which are validly issued and fully paid and nonassessable and (C) 16,190,475 shares of Series B Preferred Stock,
                            -
all of which will be validly issued and fully paid and nonassessable, and (ii)
                                                                           --
there will be reserved for issuance 29,523,809 shares of Common Stock to be issued upon conversion of the Preferred Stock. Except as set forth above and on
Schedule 4.2 hereto, after giving effect to the Closing, no Equity Interests of the Company or any Subsidiary of the Company will be issued or outstanding and there are not, and at the Closing Date there will not be, any options, agreements, instruments or securities relating to the issued or unissued Equity Interests of the Company or any Subsidiary of the Company, or obligating the Company or any Subsidiary of the Company to issue, transfer, grant or sell any Equity Interests in the Company or any Subsidiary of the Company.

      (b) The Company has complied with all federal and state securities laws in connection with the issuance of all outstanding Equity Interests, except where such failure would not have a Material Adverse Effect.

      (c) Except as listed on Schedule 4.2, and except as contemplated by the Documents, there are no preemptive rights, voting agreements, transfer restrictions (except those imposed by applicable federal and state securities laws), or registration rights (except as set forth in the Registration Rights Agreement) affecting the Equity Interests in the Company.

      Section 4.3   Subsidiaries.  Schedule 4.3 hereto sets forth a list of all
                    ------------
Subsidiaries of the Company and the respective state or jurisdiction of incorporation or organization. All of the issued or outstanding Equity Interests of such Subsidiaries have been duly and validly issued and are fully paid and nonassessable and are owned, directly or indirectly, by the Company. Each Subsidiary of the Company is duly incorporated and is in good standing in its respective state or jurisdiction of incorporation and has the corporate authority to own, lease or operate its properties and to conduct its business as currently conducted and as proposed to be conducted. Each Subsidiary of the Company is duly qualified to transact business and is in good standing as a foreign corporation in each state or jurisdiction in which such qualification is required, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

      Section 4.4   Authority.  The Company has all necessary corporate power
                    ---------
and authority to execute and deliver this Agreement and each of the other Documents, and to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby (the "Transactions"). The execution and delivery of this Agreement and the other
 ------------
Documents have been authorized by all necessary corporate action on the part of the Company and no other corporate proceedings or approvals are required on the part of the Company to authorize this Agreement or the other Documents or to consummate the Transactions. This Agreement has been, and, at the Closing, the Investors Agreement, the Registration Rights Agreement and the Stockholders' Agreement will have been, duly and validly executed and delivered by the Company. Assuming the due authorization, execution and delivery of the applicable Documents by the other parties thereto, other than iXL, this Agreement constitutes, and each of the Investors Agreement, the Stockholders' Agreement and the Registration Rights Agreement will constitute at the Closing, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with each of its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      Section 4.5   Authorization, Etc. of Preferred Stock  The issuance and
                    --------------------------------------
sale of the Series B Preferred Stock have been duly authorized by all necessary corporate action on the part of the Company and the Series B Preferred Stock, when issued to the Investor for the consideration set forth herein, will be duly authorized, validly issued and fully paid and non-assessable, free of preemptive rights, with no personal liability attached to the ownership thereof.

      Section 4.6   No Violation or Conflict; No Default.  (a)  None of the
                    ------------------------------------
nature of the business of the Company or any of its Subsidiaries, the execution, delivery or performance by the Company of this Agreement or the other Documents, the compliance by the Company with its obligations hereunder or thereunder, the consummation of the Transactions, and the issuance, sale or delivery of the Series B Preferred Stock will:

      (1) violate or conflict with any provision of the Charter Documents of the Company or any of its Subsidiaries;

      (2) violate or conflict with any statute, law, rule or regulation or any judgment, decree, order, regulation or rule of any court or governmental authority or body (collectively, "Laws") applicable to the Company or any of
                                     ----
   its Subsidiaries or by which any of their respective properties or assets may be subject, except (solely with respect to the nature of the business of the Company and its Subsidiaries) where such violation would not reasonably be expected to have a Material Adverse Effect; or

      (3) violate, be in conflict with, or constitute a breach or default (or any event which, with the passage of time or notice or both, would become a default) under, or permit the termination of, or require the consent of any Person under, result in the creation or imposition of any Lien upon any property of the Company or any of its Subsidiaries under, result in the loss (by the Company or any of its Subsidiaries) or modification in any manner adverse to the Company and its Subsidiaries of any right or benefit under, or give to any other Person any right of termination, amendment, acceleration, repurchase or repayment, increased payments or cancellation under, any mortgage, indenture, note, debenture, agreement, lease, license, permit, franchise or other instrument or obligation, whether written or oral (collectively, "Contracts") to which the Company or any of its Subsidiaries
                   ---------
   is a party or by which their properties are bound or affected except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      (b) The Company is not in default (without giving effect to any grace or cure period or notice requirement) under any Contract, its Certificate of Incorporation, the Series A Certificate of Designations or bylaws or any applicable judgments or orders, except where such default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      (c) The execution and delivery of this Agreement and the other Documents do not, and the performance of its obligations under this Agreement and the other Documents and the consummation of the Transactions will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Body under any Laws, except for (i) notification pursuant
                                                      -
to, and expiration or termination of the waiting period under, the HSR Act, (ii)
                                                                             --
required filings under the Securities Act or state "blue sky" laws and (iii)
                                                                        ---
those filings or notifications listed on Schedule 4.6 hereto.

      Section 4.7   No Material Adverse Change; Financial Statements.
                    ------------------------------------------------

      (a) Except as set forth on Schedule 4.7 hereto, subsequent to December 31, 1998, there has not been (i) any material adverse change in the properties,
                              -
business, prospects, operations, assets or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, (ii) any asset or property of
                                                    --
the Company made subject to a Lien of any kind, other than Permitted Liens,
(iii) any waiver of any valuable right of the Company or any Subsidiary, or the
 ---
cancellation of any material debt or material claim held by the Company or any Subsidiary, (iv) any payment of dividends on, or other distributions with
             --
respect to, or any direct or indirect redemption or acquisition of, any shares of the capital stock of the Company, or any agreement or commitment therefor,
(v) any mortgage, pledge, sale, assignment or transfer of any material tangible
 -
or intangible assets of the Company, except in the ordinary course of business,
(vi) any loan by the Company or any Subsidiary to any officer, director,
 --
employee, consultant or direct or indirect stockholder or any agreement or commitment therefor, other than travel expense advances made by the Company to its officers, directors, employees, consultants or stockholders in the ordinary course of business, (vii) any material damage, destruction or loss (whether or
                     ---
not covered by insurance) affecting the assets of the Company or any Subsidiary or (viii) any increase, direct or indirect, in the compensation paid or payable
    ----
to any officer, director, employee, or consultant of the Company or any Subsidiary other than in the ordinary course of business.

      (b) The Company has heretofore furnished the Investor with a true and complete copy of (i) (A) the audited financial statements of the Company for the
                  -
years ended December 31, 1996, 1997 and (B) the draft audited year-end financial statements of the Company (which are being audited as of the date hereof) for the year ended December 31, 1998. Such financial statements present fairly in all material respects the financial position, results of operations, shareholders' equity and cash flows of the Company at the respective dates or for the respective periods to which they apply. Except as disclosed therein, such statements and related notes have been prepared each in accordance with GAAP consistently applied throughout the periods involved. Except as set forth on
Schedule 4.7, since December 31, 1998, the Company has not incurred any liabilities or obligations (whether absolute, accrued, fixed, contingent, or otherwise and whether due or to become due) of any nature, except for liabilities, obligations or contingencies (a) which are reflected in the audited
                                           -
balance sheet of the Company at December 31, 1998, (b) which were incurred in
                                                    -
the ordinary course of business after December 31, 1998, (c) which would not,
                                                          -
individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (d) which arise as a result of this Agreement or the other
                    -
Documents. Since December 31, 1998, there has been no change in any significant accounting (including tax accounting) policies, practices or procedures of the Company.

      (c) Except as set forth on Schedule 4.7, the Company has good and marketable title to all properties, interests in properties and assets, real, personal and mixed, tangible or intangible, used in the conduct of its business, free and clear of all Liens other than Permitted Liens.

      Section 4.8   Full Disclosure.  Neither this Agreement, the financial
                    ---------------
statements referred to in Section 4.7 nor any other Document contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

      Section 4.9   Private Offering. Assuming the correctness of the
                    ----------------
representations and warranties set forth in Sections 5.1, 5.2 and 5.3 hereof, the offer and sale of the Series B Preferred Stock to the Investor hereunder is exempt from the registration and prospectus delivery requirements of the Securities Act. No form of general solicitation or general advertising was used by the Company and its representatives in respect of the Series B Preferred Stock, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

      Section 4.10  No Brokers.  Except as may be set forth in Schedule 4.10,
                    ----------
the Company has not engaged any broker, finder, commission agent or other such intermediary in connection with the sale of the Series B Preferred Stock and the Transactions, and the Company is under no obligation to pay any broker's or finder's fee or commission or similar payment in connection with such Transactions.

       Section 4.11 Litigation.  (a)  Except as set forth on Schedule 4.11,
                    ----------
there is no Proceeding, whether commenced, or to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties or assets, except for such Proceedings that would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect, and there is no Proceeding seeking to restrain, enjoin, prevent the consummation of or otherwise challenge this Agreement or any of the other Documents or the Transactions.

      (b)  Neither the Company nor any of its Subsidiaries is subject to (i) any
                                                                          -
judgment, order or decree of any Governmental Body, or (ii) any rule or
                                                        --
regulation of any Governmental Body that has had a Material Adverse Effect or that would reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

      Section 4.12   Labor Relations.  (a) Neither the Company nor any of its
                     ---------------    -
Subsidiaries, nor any Person for whom the Company or any of its Subsidiaries is or may be responsible by law or contract, is engaged in any unfair labor practice that would reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect. There is (i) no unfair labor practice charge or
                                     -
complaint pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, or any Person for whom the Company or any of its Subsidiaries is or may be responsible by law or contract, before the National Labor Relations Board or any corresponding state, local or foreign agency, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending or threatened, (ii) no strike,
                                                              --
labor dispute, slowdown or stoppage pending or threatened against the Company or any of its Subsidiaries, or any Person for whom either the Company or any of its Subsidiaries is or may be responsible by law or contract, and (iii) no union
                                                               ---
representation claim or question existing with respect to the employees of the Company or any of its Subsidiaries, or any Person for whom either the Company or any of its Subsidiaries is or may be responsible by law or contract, and no union organizing activities taking place. Neither the Company nor any of its Subsidiaries, nor any Person for whom the Company or any of its Subsidiaries is or may be responsible by law or contract, is a party to any collective bargaining agreement.

          (b) Except as set forth on Schedule 4.12 or such as would not reasonably be expected to have in a Material Adverse Effect, neither the Company nor any of its Subsidiaries has violated any applicable Laws relating to employment or employment practices or the terms and conditions of employment, including, without limitation, discrimination in the hiring, promotion or pay of employees, wages, hours of work, plant closings and layoffs, collective bargaining, immigration and occupational safety and health. To the knowledge of the Company or any of its Subsidiaries, no charges with respect to or relating to the Company or any of its Subsidiaries are pending before the Equal Employment Opportunity Commission or any other corresponding state agency, and the Company and each of its Subsidiaries have at all times been in material compliance with all Legal Requirements prohibiting discrimination in the workplace including, without limitation, laws and regulations that prohibit discrimination and/or harassment on account of race, national origin, religion, gender, disability, age, immigration status, workers compensation status or otherwise.

     Section 4.13  Taxes.  Except as set forth on Schedule 4.13:
                   -----

     (a) The Company and its Subsidiaries have timely filed or will timely file or cause to be timely filed, all Tax Returns (or extensions) required by Law to be filed by any of the Company or its Subsidiaries. All such Tax Returns and amendments thereto are or will be true, complete and correct in all material respects.

     (b) The Company and its Subsidiaries have paid, or where payment is not yet due, have established, or will establish or cause to be established on or before the Closing Date, an adequate accrual for the payment of all Taxes due with respect to any period ending prior to or as of the Closing Date.

     (c) No Audit by a Tax Authority is pending or threatened with respect to any Tax Returns filed by, or Taxes due from, the Company or its Subsidiaries. No issue has been raised by any Tax Authority in any Audit of the Company or its Subsidiaries that if raised with respect to any other period not so audited would reasonably be expected to result in a material proposed deficiency for any period not so audited. No deficiency or adjustment for any Taxes has been threatened, proposed, asserted or assessed against the Company or its Subsidiaries. There are no liens for Taxes upon the assets of the Company or its Subsidiaries, except liens for current Taxes not yet due.

     (d) Neither the Company nor its Subsidiaries has given or been requested to give any waiver of statutes of limitations relating to the payment of Taxes or has executed powers of attorney with respect to Tax matters, which will be outstanding as of the Closing Date.

     (e) Neither the Company nor its Subsidiaries is a party to, or is bound by any tax sharing, cost sharing, or similar agreement or policy relating to Taxes.

     (f) Neither the Company nor its Subsidiaries has entered into agreements that would result in the disallowance of any tax deductions pursuant to Section 280G of the Code. No "consent" within the meaning of Section 341(f) of the Code has been filed with respect to the Company or its Subsidiaries.

     Section 4.14 Environmental Matters.
                  ---------------------

     (a) Each of the Company and its Subsidiaries is in compliance with all Environmental Laws, except where such non-compliance would not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any written communication that alleges that the Company or its Subsidiaries is not in compliance with any Environmental Laws, and there are no circumstances that may prevent or interfere with such compliance in the future.

     (b) There is no Environmental Claim pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries with respect to the operations or business of the Company or its Subsidiaries, or against any person or entity whose liability for any Environmental Claim the Company or its Subsidiaries has retained or assumed either contractually or by operation of law.

     (c) To the Company's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that could form the basis of any Environmental Claim against the Company or its Subsidiaries, or against any person or entity whose liability for any Environmental Claim the Company or its Subsidiaries has retained or assumed either contractually or by operation of law, which would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (d)  Without in any way limiting the generality of the foregoing, Schedule
4.14 sets forth (i) all permits, licenses and other governmental authorizations
                 -
held by the Company and its Subsidiaries, or required for any of their operations or business, under any Environmental Law, including the current status of each such permit, license and authorization, (ii) all on-site and to
                                                        --
the knowledge of the Company off-site locations where the Company or any of its Subsidiaries has stored, disposed or arranged for the disposal of Materials of Environmental Concern, (iii) to the knowledge of the Company, all underground
                        ---
storage tanks, and the capacity and contents of such tanks, located on property owned, leased or controlled by the Company or its Subsidiaries, (iv) to the
                                                                 --
knowledge of the Company, the location and condition of any asbestos or lead (including furnishings or lead-based paints) contained in or forming part of any building, building component, structure or office space owned, leased or controlled by the Company or its Subsidiaries, and (v) to the knowledge of the
                                                    -
Company, all PCBs or PCB-containing items that are used or stored at any property owned, leased or controlled by the Company or its Subsidiaries.

     Section 4.15 ERISA.  (a) Except as set forth on Schedule 4.15, none of
                  -----
the Company nor any of its Subsidiaries, or any other trade or business, whether or not incorporated, that together with the Company or its Subsidiaries would be deemed a "single employer" (within the meaning of Section 4001 of ERISA) (an "ERISA Affiliate") is a "party in interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (within the meaning of Section 4975 of the
Code), with respect to any profit-sharing, pension or retirement plan, program, arrangement or agreement, or any other "employee benefit plan" (within the meaning of Section 3(3) of ERISA) or any "plan" (within the meaning of Section 4975 of the Code) (collectively, each such plan, program, arrangement or agreement an "Employee Benefit Plan").
              ---------------------

      (b) With respect to each Employee Benefit Plan: (i) each Employee Benefit
                                                       -
Plan has been administered in compliance in all material respects, with its terms including, but not limited to, any provisions relating to contributions thereunder, and is in compliance in all material respects with the applicable provisions of ERISA, the Code and all other Federal, state and other applicable laws, rules and regulations, as they relate to such Employee Benefit Plans; (ii)
                                                                             --
no "employee pension benefit plan" (as defined in Section 3(2) of ERISA) has been the subject of a "reportable event" (as defined in Section 4043 of ERISA) and there have been no "prohibited transactions" (as described in Section 4975 of the Code or Title I of ERISA) effected by the Company or any of its Subsidiaries with respect to any Employee Benefit Plan and, to the knowledge of the Company or any of its Subsidiaries, there have been no "prohibited transactions" (as described in Section 4975 of the Code or Title I of ERISA) effected by any Person other than the Company or any of its Subsidiaries with respect to any Employee Benefit Plan; (iii) there are no proceedings, suits or
                                       ---
material claims (other than routine claims for benefits) pending or to the knowledge of the Company threatened with respect to any Employee Benefit Plan, the assets of any trust thereunder or the Employee Benefit Plan sponsor with respect to the design or operation of any Employee Benefit Plan; (iv) no
                                                                  --
condition exists or event or transaction has occurred in connection with any Employee Benefit Plan that has resulted or is reasonably likely to result in the Company or any of its Subsidiaries or any such ERISA Affiliate incurring any liability, fine or penalty except as would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect; (v) no Employee Benefit
                                                        -
Plan is or ever has been subject to Title IV of ERISA and neither the Company nor any of its Subsidiaries has any liability under Title IV of ERISA, whether actual or contingent; and (vi) no amounts payable pursuant to any Employee
                           --
Benefit Plan will, in connection with the transactions contemplated under this Agreement, the other Documents, fail for any reason to be deductible for Federal income tax purposes.

       Section 4.16 Intellectual Property.  Each of the Company and its
                    ---------------------
Subsidiaries owns or possesses adequate licenses or other rights to use all material intellectual property, including but not limited to trademarks, service marks, trade names, copyrights, computer software, and know-how, necessary to conduct its business as currently conducted and as proposed to be conducted, and neither the Company nor any of its Subsidiaries has received any written notice of infringement of or conflict with asserted rights of others with respect to the use of such intellectual property that would reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, all intellectual property used in its business as currently conducted and as proposed to be conducted is valid and enforceable and the Company has performed all acts and has paid all required fees and taxes to maintain all registrations and applications of such intellectual property in full force and effect, except for any failure to do so which would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries, in the conduct of their respective businesses as now conducted or as proposed to be conducted, infringes or conflicts with any right of any third party known to the Company, where such infringement or conflict would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is, nor will it be as a result of the execution and delivery of this Agreement and the other Documents or the performance of any obligations hereunder and thereunder, in breach of any license or other agreement relating to any intellectual property, except as would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, no third party is infringing or has infringed any intellectual property of the Company or its Subsidiaries except for any infringement that would not reasonably be expected to have a Material Adverse Effect. Schedule 4.16 hereto lists all registered intellectual property owned or licensed by the Company or its Subsidiaries.

     Section 4.17 Compliance with Laws.  Each of the Company and its
                  --------------------
Subsidiaries has obtained and has maintained in good standing any licenses, permits, consents and authorizations required to be obtained by it under all Legal Requirements relating to its business, other than those licenses, permits, consents and authorizations the absence of which would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect, and any such licenses, permits, consents and authorizations remain in full force and effect, except as to any of the foregoing, the absence of which would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect. Each of the Company and its Subsidiaries is in compliance, in all material respects, with all Laws and there is no pending or, to the Company's knowledge, threatened, Proceedings against either the Company or its Subsidiaries pursuant to any Legal Requirements, other than any such Proceedings which would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

     Section 4.18 Agreements. Except as set forth on Schedule 4.18, neither
                  ----------
the Company nor any of its Subsidiaries is a party to any written or oral (a)
                                                                           -
Contract with any labor union; (b) Contract for the future purchase of fixed
                                -
assets or for the future purchase of materials, supplies or equipment in excess of normal operating requirements; (c)
                                   -

Contract for the employment of any officer, individual employee or other person on a fulltime basis or any contract with any Person on a consulting basis; (d)
                                                                            -
agreement or indenture relating to the borrowing of money or to the mortgaging, pledging or otherwise placing a Lien on any assets of the Company or any of its Subsidiaries; (e) guaranty of any obligation for borrowed money; (f) material
               -                                                  -
lease or agreement under which the Company or any of its Subsidiaries is lessee of or holds or operates any property, real or personal, owned by any other party; (g) material lease or agreement under which the Company or any of its
        -
Subsidiaries is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Company or any of its Subsidiaries; (h) agreement or other commitment for capital expenditures in
               -
excess of $100,000; (i) Contract, agreement or commitment under which the
                     -
Company or any of its Subsidiaries is obligated to pay any broker's fees, finder's fees or any such similar fees, to any third party in connection with the transactions contemplated herein; or (j) any other Contract, agreement,
                                          -
arrangement or understanding which is material to the business of the Company and its Subsidiaries, taken as a whole. All such Contracts constitute the valid and binding obligations of the Company or its Subsidiaries, as the case may be, and, to the best knowledge of the Company, the other parties thereto, enforceable in accordance with their terms, except as enforcement may be limited by general principles of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally. For the purposes of this
Section 4.18, "material" shall mean any Contract calling for payments from one party to the other of more than $100,000.00.

     Section 4.19 Year 2000.  The Company represents and warrants that its
                  ---------
computer system and software are able to accurately process date data, including but not limited to, calculating comparing and sequencing from, into and between the twentieth century (through the year 1999), the year 2000 and the twenty-first century, including leap year calculations.


                                   ARTICLE V

                REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

     The Investor represents and warrants to the Company that:

     Section 5.1 Organization and Standing.  The Investor is a corporation or
                 -------------------------
other legally recognizable entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

     Section 5.2 Purchase for Own Account.  The Investor is purchasing the
                 ------------------------
Series B Preferred Stock to be purchased by it solely for its own account and not as nominee or agent for any other person and not with a view to, or for offer or sale in connection with, any current distribution thereof (within the meaning of the Securities Act) that would cause the original purchase of the Series B Preferred Stock to be in violation of the securities laws of the United States of America or any state thereof, without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of such Series B Preferred Stock pursuant to a registration statement under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, and subject, nevertheless, to the disposition of its property being at all times within its control.

     Section 5.3 Accredited Investor; No General Solicitation.  (a) The
                 --------------------------------------------    -
Investor is knowledgeable, sophisticated and experienced in business and financial matters and in investing in privately held business enterprises; it has previously invested in securities similar to the Series B Preferred Stock and it acknowledges that the Series B Preferred Stock has not been registered under the Securities Act and understands that the Series B Preferred Stock must be held indefinitely unless they are subsequently registered under the Securities Act or such sale is permitted pursuant to an available exemption from such registration requirement; it is able to bear the economic risk of its investment in the Series B Preferred Stock and is presently able to afford the complete loss of such investment; and it is an "accredited investor" as defined in Regulation D promulgated under the Securities Act.

     (b)  The Investor did not make its investment decision to purchase the
      -
Series B Preferred Stock based on any form of general solicitation or general advertising used by the Company or iXL, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

     Section 5.4 Authorization; Consents.  (a) The Investor has taken all
                 -----------------------
corporate actions necessary to authorize it (i) to execute, deliver and perform
                                             -
all of its obligations under this Agreement, (ii) to perform all of its
                                              --
obligations under the Documents and (iii) to consummate the transactions
                                     ---
contemplated hereby and thereby. Assuming the due authorization, execution and delivery of the applicable Documents by the other parties thereto, this Agreement constitutes a legally valid and binding obligation of the Investor enforceable against it in accordance with its terms, except for (A) the effect
                                                                 -
thereon of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally and (B)
                                                                     -
limitations imposed by Federal or state law or equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions thereof and upon the availability of injunctive relief or other equitable remedies.

     (b) The execution and delivery by the Investor of this Agreement and the other Documents to which the Investor is a party do not, and the performance of its obligations under this Agreement and the other Documents and the consummation of the Transactions will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Body under any Laws, except for (i) notification pursuant to and expiration or
                                 -
termination of the waiting period under the HSR Act, (ii) required filings under
                                                      --
the Securities Act or state "blue sky" laws and (iii) where the failure to
                                                 ---
obtain such consents, approvals, authorizations or permits or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation of the Transactions.

     Section 5.5 ERISA.  The Investor represents that either:
                 -----

     (a) it is not acquiring the Series B Preferred Stock for or on behalf of any Employee Benefit Plan;

     (b) the assets used to acquire the Series B Preferred Stock are assets of an insurance company general account and the purchase of the Preferred Stock would be exempt under the provisions of Prohibited Transaction Class Exemption 95-60;

     (c) the assets used to acquire the Series B Preferred Stock are assets of a "venture capital operating company" or "real estate operating company" (as defined in 29 C.F.R ' 25 10.3-101); or

     (d) if it is otherwise acquiring the Series B Preferred Stock on behalf of an employee pension benefit plan, an employee welfare benefit plan or a "Plan," either directly or through an investment fund (such as a bank collective investment fund or insurance company pooled separate account), then, assuming that the plans identified to such Investor by the Company in writing are the only employee benefit plans (as defined in Section 3 of ERISA) or Plans with respect to which the Company is a "party in interest" or "disqualified person" (as such terms are defined in section 3 of ERISA and section 4975 of the Code, respectively), either

     (i) no part of the funds to be used to purchase the Series B Preferred Stock constitutes assets allocable to any trust that contains assets of any of such employee benefit plans, or

     (ii) exemption from the prohibited transaction rules applies such that the use of such funds does not constitute a non-exempt prohibited transaction in violation of section 406 of ERISA or section 4975 of the Code, which could be subject to a civil penalty assessed pursuant to section 502 of ERISA or a tax imposed under section 4975 of the Code.


                                  ARTICLE VI

                                   COVENANTS

       Section 6.1  Compliance with Laws; Maintenance of Licenses.  The Company
                    ---------------------------------------------
shall, and shall cause each of its Subsidiaries to, comply with all Legal Requirements (including all Environmental Laws) to which any of them is subject, and maintain, obtain and keep in effect all licenses, permits, franchises and other governmental authorizations necessary to the ownership or operation of its properties or the conduct of its businesses, except to the extent that the failure to so comply or maintain, obtain and keep in effect would not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

       Section 6.2  Information to Prospective Holders.  Provided that a sale
                    ----------------------------------
pursuant to Rule 144A is available to the Holders, until the closing of a QPO, the Company shall, upon the request of any Holder, deliver to such Holder and any prospective purchaser designated by such Holder promptly following the request of such Holder or such prospective purchaser the information which such Holder or prospective purchaser may reasonably request in order to comply with the information requirements of Rule 144A.

       Section 6.3  Inspection of Properties and Records.  Until the closing of
                    ------------------------------------
a QPO, the Company agrees to allow, and to cause each of its Subsidiaries to allow, each Holder who continues to hold Series B Preferred Stock with an aggregate liquidation value of at least $1,000,000 (or, such Persons as any of them may designate) (individually and collectively, "Inspectors"), subject to
                                                     ----------
appropriate agreements as to confidentiality, (i) to visit and inspect any of
                                               -
the properties of the Company or any of its Subsidiaries, (ii) to examine all
                                                           --
their books of account, records, reports and other papers and to make copies and extracts therefrom, (iii) to discuss its affairs, finances and accounts with its
                     ---
officers and employees, and (iv) to discuss the financial condition of the
                             --
Company and its Subsidiaries with their independent accountants upon reasonable notice to the Company of its intention to do so and so long as the Company shall be given the reasonable opportunity to participate in such discussions (and by this provision the Company authorizes such accountants to have such discussions with the Inspectors). All such visits, examinations and discussions set forth in the preceding sentence shall be at such reasonable times and as often as may be reasonably requested.

      Section 6.4  Financial Statements.  Until the closing of a QPO, the
                   --------------------
Company will deliver to each Holder who continues to hold Preferred Stock with an aggregate liquidation value of at least $2,000,000:

      (a) Not more than 30 days after the end of each month, beginning with April, 1999, a consolidated balance sheet of the Company as at the end of such month and the related consolidated statements of income of the Company for such month and (in the case of all months other than the first month of such fiscal year) for the period from the beginning of the current fiscal year to the end of such month, and setting forth, in each case in comparative form, figures for the corresponding month and each previous month and period in the Company's budget for the current fiscal year, certified by the chief financial officer of the Company as fairly presenting in all material respects the financial condition of the Company as at the dates indicated and the results of their operations for the periods indicated, prepared in accordance with GAAP consistently applied except for the absence of footnotes and subject to changes resulting from periodic adjustments; and

      (b) Not more than 90 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company as of such year and the related consolidated statements of income and cash flows of the Company for such year, corresponding figures from the preceding fiscal year, and in the case of such consolidated financial statements, accompanied by a report thereon of Price Waterhouse Coopers or such other independent public accountants of recognized national standing selected by the Company, which report shall state that such consolidated financial statements were prepared in accordance with GAAP consistently applied and present fairly in all material respects the consolidated financial condition of the Company as of the dates indicated; and

      (c) Not later than 30 days prior to the start of each fiscal year beginning with the fiscal year beginning January 1, 2000, monthly and annual management projections and budgets for such fiscal year.

      Section 6.5  Indemnification for Finder's Fees.  The Company hereby
                   ---------------------------------
agrees to indemnify the Investor, each of its Affiliate and each director, officer, partner, employee, counsel, agent or representative thereof against and hold them harmless from all losses, claims, damages or other liabilities arising from any finder's or other brokers or investment banker fees with respect to any finder, broker or investment banker retained by or authorized to act on behalf of, iXL, the Company or any of its respective Subsidiaries, with respect to the transactions contemplated hereunder.

      Section 6.6  HSR Filing.  Each party hereto agrees to (i) take reasonable
                   ----------                                -
best efforts to prepare and file, as soon as practicable after the date hereof, but in any event in not more than 10 Business Days from the date hereof, the notification required under the

HSR Act with respect to the Transactions, (ii) request early termination of the
                                           --
waiting period with respect thereto, and (iii) diligently respond to any
                                          ---
inquiries arising therefrom.

       Section 6.7  Publicity; Press Releases.  Neither party hereto shall issue
                    -------------------------
any press release or make any public disclosure (other than any public disclosure required by law) identifying or describing the Investor's investment in the Company contemplated hereby or any of the other Transactions unless such press release or public disclosure is approved by the other party in writing and in advance, provided, however, that this Section 6.7 shall not prevent iXL from disclosing any such information required to be disclosed by the federal securities laws in a registration statement filed by iXL pursuant to the Securities Act or in any of its filings pursuant to the Exchange Act.

       Section 6.8  Lock-up.  The Investor agrees that it shall not Transfer (as
                    -------
such term is defined in the Stockholders' Agreement) any shares of Preferred Stock or Common Stock issuable upon conversion of Preferred Stock for 180 days after any underwritten public offering of shares of common stock of iXL unless the managing underwriter for such offering decides such restriction is unnecessary, and each Holder agrees to execute any agreement or document reasonably requested by any such underwriter which relates to such restriction; provided, however, that this Section 6.8 shall not apply to (a) transfers pursuant to Section 1.2(i) or Section 2 of the Stockholders' Agreement, (b) any transfer pursuant to the exercise of incidental registration rights of the Investor or (c) any transfer required under the Investors Agreement or explicitly permitted under Sections 1(c) or 2(c) of the Investors Agreement.

       Section 6.9  Consent.  The Investor hereby consents to the amendment (and
                    -------
if desirable, restatement) of the Certificate of Incorporation attached hereto as Exhibit G, the amendment to the Series A Certificate of Designations and the creation of the Series B Preferred Stock and agrees to execute and deliver any instruments which are necessary to reflect such consent.

       Section 6.10 Securities Act Registration Statements.  Except for
                    --------------------------------------
securities of the Company registered on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto, the Company shall not file any registration statement under the Securities Act covering any securities unless it shall first have given the Investor written notice thereof. In connection with any registration statement referred to in this Section 6.11, the Company will indemnify, to the extent permitted by law, the Investor, its partners, officers and directors and each person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities and expenses caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or any preliminary prospectus or any amendment thereof or supplement thereto or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement or omission or alleged omission contained in written information furnished to the Company by such Investor for use in such registration statement. If, in connection with any such registration statement, the Investor shall furnish written information to the Company expressly for use in the registration statement, the Investor will indemnify, to the extent permitted by law, the Company, its directors, each of its officers who sign such registration statement and each person, if any, who controls the Company within the meaning of the Securities Act against all losses, claims, damages, liabilities and expenses caused by any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or such omission or alleged omission is contained in information so furnished in writing by such Investor for use therein, provided, however, that in no case shall the Investor be liable or responsible for any amount in excess of the net amount of proceeds (after taking into account underwriters' discounts and commissions) actually received by the Investor from the sale of securities pursuant to such registration statement, prospectus or preliminary prospectus.

       Section 6.11  Reasonable Best Efforts.  Each of the parties hereto agrees
                     -----------------------
to use its reasonable best efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all actions required to be done by such party pursuant to this Agreement in the most expeditious manner practicable, including, but not limited to, the satisfaction of all conditions to the Closing.

       Section 6.12  Access to Information.  From and after the date hereof and
                     ---------------------
until the Closing Date, the Company shall make available for inspection by the Investor or its representatives, during normal business hours, the Company's books and records and all other documents reasonably requested by the Investor or its representatives to permit the Investor and its representatives to make reasonable inspection and examination of the business and affairs of the Company.

       Section 6.13  Use of Proceeds.  The Company shall use the proceeds from
                     ---------------
the sale of the Series B Preferred Stock for general corporate purposes, including without limitation, research and development, marketing and technology capital improvements.


                                  ARTICLE VII

                                 MISCELLANEOUS

       Section 7.1  Notices.  All notices, demands, requests, consents or
                    -------
approvals (collectively, "Notices") required or permitted to be given hereunder
                          -------
or which are given with respect to this Agreement shall be in writing and shall be personally delivered or mailed, registered or certified, return receipt requested, postage prepaid (or by a substantially similar method), or delivered by a reputable overnight courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or such other address (and with such other copy) as such party shall have specified most recently by written notice. Notice shall be deemed given or delivered on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile. Notice otherwise sent as provided herein shall be deemed given or delivered on the third Business Day following the date mailed or on the next Business Day following delivery of such notice to a reputable overnight courier service.

     To the Company:

          Consumer Financial Network, Inc.
          Two Park Place
          1888 Emery Street, 2nd Floor
          Atlanta, Georgia, 30318
          Attention: Sandra H. Cuttler
          Telecopy No.: (770) 291-7099

     with a copy (which shall not constitute Notice) to:

          Minkin & Snyder, PC
          One Buckhead Plaza
          3060 Peachtree Street, N.E., Suite 1100
          Atlanta, Georgia  30305
          Attention: James S. Altenbach, Esq.
          Telecopy No.: (404) 261-5064

     and

          Debevoise & Plimpton
          875 Third Avenue
          New York, New York 10022
          Attention:  Margaret A. Davenport
          Telecopy No.: (212) 909-6836

     with an additional copy (which shall not constitute Notice) to:

          Kelso & Company
          320 Park Avenue
          24th Floor
          New York, New York  10022
          Attention: James J. Connors II, Esq.
          Telecopy No.: (212) 223-2379

  To the Investor:
     General Electric Capital Corporation
     120 Long Ridge Road
     Stamford, CT  06927
     Attention: General Counsel of GE Equity
     Telecopy: (203) 357-3047

  with a copy (which shall not constitute Notice) to:

     Weil, Gotshal & Manges LLP
     767 Fifth Avenue
     New York, NY 10153
     Attention: William M. Gutowitz, Esq.
     Telecopy No.: (212) 310-8167


To any subsequent Holder:

     To the address specified by such Holder to the Company upon such Holder's purchase of the Series B Preferred Stock.

     Section 7.2  Successors and Assigns.  This Agreement shall be binding upon
                  ----------------------
and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns; provided that (i) neither this Agreement nor
                                                 -
any rights or obligations hereunder may be transferred or assigned by the Company (except by operation of law in any merger) and (ii) neither this
                                                        --
Agreement nor any rights or obligations hereunder may be transferred or assigned by any Holder except to any Person to whom such Holder has transferred Series B Preferred Stock to the extent not prohibited by the Stockholders' Agreement.

     Section 7.3  No Waivers; Amendments. (a)  No failure or delay by any party
                  ----------------------
in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     (b) This Agreement may not be amended or modified, nor may any provision hereof be waived, other than by a written instrument signed by (x) the Company
                                                                -
and (y) each Holder to which any such amendment pertains.
     -

       Section 7.4 Counterparts. This Agreement may be signed in counterparts,
                   ------------
each of which shall constitute an original and which together shall constitute one and the same agreement.

       Section 7.5  Section Headings.  The section headings contained in this
                    ----------------
Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

       Section 7.6  GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY
                    ---------------------------------------------------------
TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
-----
LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

       EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY AGREES THAT IT WILL NOT COMMENCE ANY SUCH ACTION IN ANY OTHER JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH ACTION BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH ACTION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING THE FOREGOING, NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE HOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

       EACH OF THE PARTIES HERETO HEREBY WAIVES THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS, OR ANY DEALINGS BETWEEN THEM RELATING TO

THE SUBJECT MATTER OF THE HOLDER'S INVESTMENT IN THE COMPANY CONTEMPLATED HEREBY. THE SCOPE OF THIS JURY TRIAL WAIVER SHALL BE LIMITED TO DISPUTES BETWEEN THE COMPANY AND THE HOLDER AND SHALL NOT EXTEND TO DISPUTES BETWEEN THE COMPANY AND ANY OTHER PERSON.

       Section 7.7  Entire Agreement.  This Agreement, together with the other
                    ----------------
Documents, constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof and supersedes any and all prior agreements, documents, projections, representations, warranties and understandings, written or oral, relating to the subject matter hereof.

       Section 7.8  Severability.  Any term or provision of this Agreement which
                    ------------
is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdictions, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

       Section 7.9  Further Assurances.  The Company shall, and shall cause each
                    ------------------
of its Subsidiaries to, at its cost and expense, upon request of any Holder, duly execute and deliver, or cause to be duly executed and delivered, to such Holder such further instruments and do or cause to be done such further acts as may be necessary or proper in the reasonable opinion of such Holder to carry out more effectually the provisions and purposes of this Agreement and the other Documents.

       Section 7.10 Survival of Representations, Warranties and Agreements; No
                    ----------------------------------------------------------
Recourse.  The representations, warranties and agreements of the Investor and
--------
the Company in this Agreement shall survive the Closing until the date that is 12 months from the date hereof. Notwithstanding the foregoing, the covenants contained in Article VI and the agreements contained in this Article VII shall survive the Closing indefinitely. In no event shall any Holder have any recourse against the present or former directors, officers or stockholders of the Company or any of its Affiliates with respect to any representation, warranty or agreement made by the Company in this Agreement, except in the case of fraud, in which case such Holder's rights shall be governed by applicable state law.

       Section 7.11 Disclosure of Financial Information.  Each Holder is hereby
                    -----------------------------------
authorized to deliver a copy of any financial statement or any other information relating to the business, operations or financial condition of the Company or each of its Subsidiaries which may be furnished to it hereunder or otherwise, to any other Holder, any court,

Governmental Body claiming to have jurisdiction over such Holder, to the National Association of Insurance Commissioners or similar organization, as may be required or appropriate in response to any summons or subpoena in connection with any litigation, to the extent necessary to comply with any law, order, regulation or ruling applicable to such Holder, or to any rating agency, in order to protect its investment hereunder; provided, however, that prior to disclosing any such information, such Holder shall provide the Company with prompt written notice so that the Company may seek a protective order or other appropriate remedy if the Company reasonably determines that such information must be kept confidential.

      Each Holder is hereby authorized to deliver a copy of any financial statement or any other information relating to the business, operations or financial condition of the Company or each of its Subsidiaries which may be furnished to it hereunder or otherwise, to any Person which shall, or shall have any right or obligation to, succeed to all or any part of such Holder's interest in any of the Series B Preferred Stock (or any Common Stock into which such Series B Preferred Stock is convertible) and this Agreement or to any actual purchaser or assignee thereof; provided, however, that no disclosure may be made unless such other Person first executes a confidentiality agreement reasonably acceptable to the Company with respect to any such information disclosed.

       Section 7.12  Termination.  At any time after August 31, 1999, either
                     -----------
party may terminate this Agreement if the Closing shall not have taken place by August 31, 1999, unless the failure to consummate the Closing is the result of a willful and material breach by the party seeking to terminate this Agreement.
In the event of the termination of this Agreement pursuant to this Section 7.12, this Agreement shall be of no further force and effect.

IN WITNESS WHEREOF, this Stock Purchase Agreement has been signed by each of the parties hereto as of the date first written above.



                              CONSUMER FINANCIAL NETWORK, INC.


Address:                      By: /s/ M. Wayne Boylston
-------                          _____________________________

                              Title: Executive Vice President
                                    ___________________________


                              GE CAPITAL EQUITY INVESTMENTS, INC.


                              By: General Electric Investment Corporation,
                                  its investment manager


120 Long Ridge Road           By: /s/ Patrick J. McNeela
Stamford, CT 06927               --------------------------------
                              Title:  Vice President
                                    -----------------------------

                                  SCHEDULE 1


    NAME OF INVESTOR           PREFERRED STOCK PURCHASED      AGGREGATE PURCHASE
    ----------------           -------------------------      ------------------
                                                              PRICE
                                                              -----
 1  GE Capital Equity         16,190,475 shares of Series B   $49,999,424.90
    Investments, Inc.         Convertible Preferred Stock

                         CERTIFICATE OF DESIGNATIONS,
                            POWERS, PREFERENCES AND
                       RELATIVE, PARTICIPATING, OPTIONAL
                           AND OTHER SPECIAL RIGHTS
                                    OF THE
                     SERIES B CONVERTIBLE PREFERRED STOCK
                                      OF

                       CONSUMER FINANCIAL NETWORK, INC.

                            Pursuant to Section 151
                            -----------------------
                    of the Delaware General Corporation Law
                    ---------------------------------------


      The undersigned,                              , a duly elected officer of
CONSUMER FINANCIAL NETWORK, INC. (the "Corporation"), a corporation duly organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that pursuant to the authority contained in
Article 4th of the Corporation's Amended and Restated Certificate of Incorporation, and in accordance with the provisions of Sections 103 and 151 of the Delaware General Corporation Law, the Corporation's Board of Directors has adopted the following resolution creating the following class of the Corporation's $.01 par value Convertible Preferred Stock and determining the voting powers, designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of such class:

      RESOLVED, that, pursuant to authority conferred upon the Board of Directors by the Amended and Restated Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), 16,190,475 shares of the Preferred Stock of the Corporation shall be hereby designated Series B Convertible Preferred Stock, liquidation value $3.0882 per share (the "Series B Preferred Stock"). The designations, powers, preferences, and relative, participating, optional and other special rights and the qualifications, limitations and restrictions of the Series B Preferred Stock in addition to those set forth in the Certificate of Incorporation of the Corporation shall be as follows (all terms used herein without definition shall have the meaning assigned thereto in Section 8 hereof):

      1. Voting Rights.  Except as otherwise provided by applicable law, each
         -------------
holder of the Series B Preferred Stock (i) shall be entitled to vote with the
                                        -
holders of the Common Stock on all matters submitted for a vote of holders of the Common Stock, (ii) shall be entitled to a number of votes per share of
                   --
Series B Preferred Stock equal to the Conversion Rate then in effect and (iii)
                                                                          ---
shall be entitled to notice of any stockholders' meeting in accordance with the certificate of incorporation and by-laws of the Corporation.

      2. Dividends.  (a) Dividends on the Common Stock.  The Corporation may
         ---------       -----------------------------
make distributions (as defined below) on the Common Stock, provided that no distributions shall be declared or paid with respect to the Common Stock without there being contemporaneously declared and paid a dividend on the Series B Preferred Stock (with the same record and payment date) so that each share of Series B Preferred Stock shall receive a dividend equal to the distribution paid per share of Common Stock times the number of shares of Common Stock into which the Preferred Stock is then convertible. For the purpose of this Section 2, unless the context otherwise requires, "distribution" shall mean the transfer of cash or property by the Corporation without consideration, whether by way of dividend or otherwise, payable other than in Common Stock, or the purchase or redemption of shares of the Corporation for cash or property, including any such transfer, purchase or redemption by a subsidiary of the Corporation.

      (b)  Dividends on the Series A Preferred Stock.  The Corporation may make
           -----------------------------------------
distributions on the Series A Preferred Stock, provided that no distributions shall be declared or paid with respect to the Series A Preferred Stock without there being contemporaneously declared and paid a dividend on the Series B Preferred Stock (with the same record and payment date) so that each share of Series B Preferred Stock and each share of Series A Preferred Stock shall receive a dividend pro rata based on the relative number of shares of Common
                   --------
Stock into which each such respective share of Series B Preferred Stock and Series A Preferred Stock is convertible.

      3. Liquidation.  (a)  Liquidation Value.  In the event of any Liquidation
         -----------        -----------------
Event, the holders of the Series B Preferred Stock shall be entitled pari passu to be paid, before any distribution or payment is made upon any Common Stock, but on a pari passu basis with the holders of the Series A Preferred Stock and any other parity securities hereafter authorized and issued by the Corporation ("Parity Securities"), an amount in cash equal to the Liquidation Value of each share of the Series B Preferred Stock held by them, plus an amount equal to all declared and unpaid dividends thereon. If upon any Liquidation Event, the Corporation's assets to be distributed among the holders of the Series A Preferred Stock, the Series B Preferred Stock and any other Parity Securities are insufficient to permit payment in full of the Liquidation Value to the holders of the Series B Preferred Stock, the Series A Preferred Stock and any other Parity Securities, such assets shall be distributed ratably among them based upon the respective amounts that would be payable on the Series B Preferred Stock, the Series A Preferred Stock and any other Parity Securities if all amounts payable thereon were paid in full.

      (b) Notice of Liquidation Event.  At least fifteen (15) days' previous
          ---------------------------
notice by mail, postage prepaid, shall be given to the holders of record of the Series B Preferred Stock of any Liquidation Event, such notice to be addressed to each such holder at the address of such holder appearing on the books of the Corporation or given by such holder to the Corporation for the purpose of notice, or if no such address appears or is so given, at the place where the principal office of the Corporation is located. Such notice shall state the anticipated date fixed for the Liquidation Event, the Liquidation Value, and shall call upon such holder to surrender to the Corporation on said date at the place designated in the notice such holder's certificate or certificates representing their Series B Preferred Stock; provided that failure to so surrender such certificate or certificates shall not affect such holder's rights under this Section 3.

      (c)  No Participation in Balance.  Upon any Liquidation Event, after the
           ---------------------------
holders of the Series B Preferred Stock have been paid in full the amounts to which they are entitled pursuant to Section 3(a), the holders of Series B Preferred Stock shall not share in any remaining assets of the Corporation pursuant to this Section 3.

      (d)  Adjustment to Liquidation Value.  If the Corporation subdivides (by
           -------------------------------
any stock split, stock dividend, recapitalization or otherwise) Series B Preferred Stock into a greater number of shares, the Liquidation Value of such Series B Preferred Stock will be pro portionately reduced, and if the Corporation combines (by reverse stock split or otherwise) Series B Preferred Stock into a lesser number of shares, the Liquidation Value of such Series B Preferred Stock will be proportionately increased.

      4.  Conversion.  (a)  Conversion Right; Conversion Rate; Corporation's
          ----------        ------------------------------------------------
Option to Convert.  Subject to the provisions of this Section 4, a holder of
-----------------
Series B Preferred Stock shall have the right at any time, at such holder's option, to convert its outstanding shares of Series B Preferred Stock, in whole or in part, into the number of shares of Common Stock derived by multiplying the number of shares of Series B Preferred Stock to be converted by the Conversion Rate (as defined in Section 4(c) hereof) then in effect. In addition, upon the occurrence of a Qualified Public Offering, the Corporation shall have the right, at its option, to convert the then outstanding shares of Series B Preferred Stock, in whole or in part, into the number of shares of Common Stock derived by multiplying the number of shares of Series B Preferred Stock to be converted by the Conversion Rate then in effect.

      (b) Exercise of Conversion Right.  The right to convert shall be exercised
          ----------------------------
by the holder thereof by giving at least 10 days' prior written notice to the Corporation that the holder elects to convert a stated number of shares of Series B Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of the Series B Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

      (c)   Conversion Rate.
            ---------------

      (i) The initial rate of conversion for the Series B Preferred Stock is
1.00 (the "Conversion Rate"). In order to prevent dilution of the conversion rights granted under this Section 4 the Conversion Rate will be subject to adjustment from time to time pursuant to this Section 4(c).

      (ii If and whenever the Corporation shall issue or sell any shares of its Common Stock including pursuant to any rights or options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") for a consideration per share less than the Antidilution Price, then the Conversion Rate in effect immediately prior to such issuance or sale shall be increased to the product of (1) the then effective
                                                       -
Conversion Rate multiplied by (2) a fraction, the numerator of which shall be
                               -
the sum of (w) the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance or sale plus (x) the number of shares of Common Stock so issued or sold and the denominator of which shall be the sum of
(y) the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance or sale plus (z) the number of shares of Common Stock that could
                            -
have been purchased with the total consideration received by the Corporation in such issuance or sale had such shares been purchased at a purchase price per share equal to the Antidilution Price. Notwithstanding the foregoing, no adjustment to the Conversion Rate shall be made for the issuance or sale of any shares of Common Stock which constitute Excluded Shares (other than issuances of the type referred to in clauses (v) and (vi) of the definition of Excluded Shares in the Investors Agreement, as to which such adjustment to the Conversion Rate shall be made pursuant to the terms hereof).

      (ii If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of its Common Stock into a greater number of shares, the Conversion Rate in effect immediately prior to such subdivision will be proportionately increased, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of its Common Stock, the Conversion Rate in effect immediately prior to such combination will be pro portionately reduced.

      (iv In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in (a) Common Stock or
(b) Options or Convertible Securities without making a ratable distribution thereof to holders of Series B Preferred Stock (based upon the number of shares of Common Stock into which such Series B Preferred Stock would be convertible, assuming conversion), then the Conversion Rate in effect immediately prior to the declaration of such dividend or distribution shall be increased to the product of (1) the then effective Conversion Rate multiplied by (2) a fraction,
            -                                                    -
the numerator of which shall be the number of shares of Common Stock Deemed Outstanding immediately after such declaration and the denominator of which shall be the number of shares of Common Stock Deemed Outstanding immediately prior to such declaration.

      (v) Effect on Conversion Rate of Certain Events. For purposes of
          -------------------------------------------
determining the adjusted Conversion Rate, the following will be applicable:

      (A) Change in Number of Options, Option Price or Conversion Rate.  If the
          -------------------------------------------------------------
number of Options available, the purchase price provided for in any Options, the additional con sideration, if any, payable upon the conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock shall change at any time (other than a change resulting from the antidilution provisions thereof), the Conversion Rate in effect at the time of such change will be readjusted to the Conversion Rate which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed number, purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided, however, that
                                                       --------  -------
if such adjustment would result in a decrease of the Conversion Rate then in effect, such adjustment will not be effective until 20 days after written notice thereof has been given by the Corporation to all holders of the Series B Preferred Stock (and then only with respect to the shares of Series B Preferred Stock outstanding and not previously converted to Common Stock as of such effective date).

      (B) Treatment of Expired Options and Unexercised Convertible Securities.
          -------------------------------------------------------------------
Upon the expiration of any Option or the termination of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Conversion Rate then in effect hereunder will be adjusted to the Conversion Rate which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued.

      (vi) Notwithstanding anything to the contrary set forth herein, no adjustment to the Conversion Rate under clause (ii) above shall take effect with respect to any Common Stock, Options or Convertible Securities which are sold, issued, deemed sold or deemed issued to a holder of Series B Preferred Stock pursuant to the exercise of such holder's preemptive rights pursuant to Section 5 of the Investors Agreement.

      (d)  Reorganization, Reclassification, Consolidation, Merger or Sale.  Any
           ---------------------------------------------------------------
capital reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Corporation's assets to another Person which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Corporation will make appropriate provisions to ensure that each of the holders of Series B Preferred Stock will thereafter have the right to acquire and receive such shares of stock, securities, cash or other assets as such holder would have received in connection with such Organic Change if such holder had converted its Series B Preferred Stock immediately prior to such Organic Change. The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from consolidation or merger or the Corporation purchasing such assets assumes by written instrument the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

      (e)  Certain Events.  If any event occurs of a type similar to that
           --------------
contemplated by the provisions of this Section 4 but not expressly provided for by such provisions, then the Corporation's Board of Directors will make an appropriate adjustment in the applicable Conversion Rate so as to protect the rights of the holders of Series B Preferred Stock; provided, however, that no
                                                   --------  -------
such adjustment will decrease the applicable Conversion Rate as otherwise determined pursuant to this Section 4 or decrease the number of shares of Common Stock issuable upon conversion of each share of Series B Preferred Stock.

      (f)  Notices.
           -------

      (i) The Corporation will, to the extent practicable, give written notice to all holders following the commencement of proceedings for any of the following events so as to give holders of Series B Preferred Stock at least 20 days prior notice to the consummation of any such event within which to exercise their rights to convert: (A) any Liquidation Event, or (B) any event causing an
                          -                             -
adjustment in the Conversion Rate.

      (ii As soon as practicable following any adjustment of a Conversion Rate, the Corporation will give written notice thereof to all holders of Series B Preferred Stock.

      (iii The Corporation will give written notice to all holders of Series B Preferred Stock at least 20 days prior to the date on which the Corporation closes its books or fixes a record date (a) with respect to any dividend or
                                         -
distribution upon Common Stock, (b) with respect to any pro rata subscription
                                 -
offer to holders of Common Stock or (c) for determining rights to vote with
                                     -
respect to any Organic Change, dissolution or liquidation.

      (iv The Corporation will also give written notice to the holders of Series B Preferred Stock at least 20 days prior to the date on which any Organic Change will take place.

      5.  Mechanics of Conversion.  (a)  Issuance of Certificates; Time
          -----------------------        ------------------------------
Conversion Effected.  Promptly after the receipt of the written notice referred
-------------------
to in Section 4(b) hereof, and surrender of the certificate or certificates for the share or shares of the Series B Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of shares of Common Stock issuable upon the conversion of such share or shares of Series B Preferred Stock. At the effective time of conversion, the rights of the holder of such share or shares of Series B Preferred Stock shall cease, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

      (b) Fractional Shares; Partial Conversion.  No payment or adjustment shall
          -------------------------------------
be made upon any conversion on account of any cash dividends paid or payable on the Common Stock issued upon such conversion. In case the number of shares of Series B Preferred Stock represented by the certificate or certificates surrendered pursuant to Section 4 exceeds the number of shares converted, the Corporation shall, upon such conversion execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series B Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional interest in a share of Common Stock is deliverable upon any such conversion, the Corporation, in lieu of delivering fractional shares thereof, shall pay to the holder surrendering the Series B Preferred Stock for conversion an amount in cash equal to the Fair Market Value of such fractional interest as of the date of conversion.

      (c) Stock to be Reserved. The Corporation will at all times reserve and
          --------------------
keep available out of its authorized Common Stock or its treasury shares, solely for the purpose of issue upon the conversion of the Series B Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series B Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all liens and charges with respect to the issue thereof. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation.

      (d) No Reissuance of Preferred Stock.  Shares of Series B Preferred Stock
          --------------------------------
which are converted into shares of Common Stock as provided herein or which are repurchased by the Corporation shall not be reissued and the authorized number of Series B Preferred Stock shall be reduced upon the conversion of such Series B Preferred Stock or the repurchase thereof by the Corporation by the number of shares of such converted or repurchased Series B Preferred Stock.

      (e) Issue Tax.  The issuance of certificates for shares of Common Stock
          ---------
upon conversion of the Series B Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any income or similar taxes of a holder arising in connection with a conversion or any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificates in a name other than that of the holder of the Series B Preferred Stock which is being converted.

      (f) Closing of Books.  The Corporation will at no time close its transfer
          ----------------
books against the transfer of any Series B Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series B Preferred Stock in any manner that interferes with the timely conversion of such Series B Preferred Stock.

      (g) Determination of Fair Market Value. The Fair Market Value will be
          ----------------------------------
determined in the manner set forth in the Stockholders' Agreement provided, however, that any appraisal used to determine Fair Market Value must have occurred less than three months prior to the date of such conversion, and shall have been deemed by the Board of Directors to be reasonably current. If there exists no such appraisal at the date of conversion, the Corporation shall promptly commission an appraisal for such purpose.

      6. Redemption.  The holder of any share or shares of Series B Preferred
         ----------
Stock shall have the right at its option to require the Corporation, upon thirty
(30) days prior written notice, to redeem any or all of the Series B Preferred Stock held by such holder on or after December 31, 2005 (or, if such date is not a business day, the first business day immediately after such date). Such redemption as contemplated by this Section 6 shall be at a redemption price per share equal to the Liquidation Value plus an amount equal to all declared and unpaid dividends with respect to such share, if any. The Corporation shall give prompt written notice to all holders of Series B Preferred Stock of the exercise by a holder of Series B Preferred Stock of its right to require the Corporation to redeem under this Section 6. If applicable law limits the ability of the Corporation to redeem all of the shares of Series B Preferred Stock requested to be so redeemed, the Corporation shall redeem Series B Preferred Stock, to the extent permitted by law, on a pro rata basis as to those holders of Series B Preferred Stock requesting redemption and shall redeem the remainder of such Series B Preferred Stock on such pro rata basis from time to time as and to the extent legally permitted.

      7.  Preferred Shareholder Approvals.  Without the prior vote or consent of
          -------------------------------
the holders of a majority of the Series B Preferred Stock, voting as a separate class, the Corporation shall not:

      (a) amend, alter, or repeal its Certificate of Incorporation or its Bylaws in a manner adverse to either (i) the holders of the Series B Preferred Stock or
                               -
(ii) any other rights or benefits of General Electric Capital Corporation or any
 --
of its Affiliates that own Stock of the Corporation, under agreements relating to their equity interests in the Corporation;

      (b) redeem any shares of Common Stock (i) except pursuant to Sections 3 or 4 of the Stockholders' Agreement or (ii) unless greater than 80% of the
                                        --
Common Stock is redeemed simultaneously and on a pro rata basis pursuant to
Section 2.3 of the Stockholders' Agreement and, so long as such section is in effect, in accordance with Section 1(c) of the Investors Agreement.

      (c) declare or pay any dividend or distribution in respect of any of the Corporation's capital stock (except for distributions following a Liquidation Event, in accordance with Section 3 above) other than any dividend or distribution required pursuant to the terms of an equity security the issuance of which was approved by the holders of a majority of the Series B Preferred Stock.

      (d) enter into any transaction with an Affiliate, other than Excluded Affiliate Transactions, except as in the ordinary course of business or approved by the Board of Directors; or

      (e) authorize or issue any additional shares of Series B Preferred Stock or any additional class or series of capital stock of the Corporation that shall rank senior to or on parity with the Series B Preferred Stock as to dividends, redemption, distributions or payments in respect of the occurrence of a Liquidation Event; provided, however, that the Corporation may authorize and
                   --------  -------
issue additional series of preferred stock (other than

Series B Preferred Stock) ranking on parity with (and not senior to) the Series B Preferred Stock if (and only so long as) the liquidation value per share equals the purchase price per share paid to the Corporation for such shares of preferred stock (subject to any adjustments to the liquidation value pursuant to the applicable certificate of designations) and the terms of such additional series of preferred stock are no more favorable to the holders thereof than the terms of the Series B Preferred Stock.

      8. Definitions.
         -----------

      For purposes herein, the following terms shall have the meanings indicated:

      "Affiliate" shall mean (i) any Person directly or indirectly controlling,
                              -
controlled by, or under common control with the Corporation; (ii) any Person,
                                                              --
directly or indirectly owning or controlling 10% or more of the outstanding voting securities of such Person; and (iii) any officer or director of the
                                       ---
Corporation.

      "Antidilution Price" shall mean $3.0882; provided that if the Conversion Rate is increased or decreased pursuant to Section 4(c)(iii) hereof, then the Antidilution Price in effect at the time shall be proportionately reduced (in the event of any such increase in the Conversion Rate) or increased (in the event of any such reduction in the Conversion Rate).

      "Board of Directors" shall mean the Board of Directors of the Corporation.

      "Common Stock" means the Common Stock of the Corporation, par value $.01 per share.

      "Common Stock Deemed Outstanding" shall mean:

      (a) the number of shares of Common Stock actually outstanding at such time, plus

      (b) the number of shares of Common Stock issuable upon the exercise, exchange or conversion of all outstanding securities exercisable or exchangeable for, or convertible into, shares of Common Stock for which, as of the most recent Appraisal Date, the value of the Common Stock into which such securities are exercisable or exchangeable exceeds the exercise price or conversion price therefor.

      "Excluded Affiliate Transactions" shall mean:

      (a) the CFN Technology Services Agreement between iXL and the Corporation;

      (b) the Tax Allocation Agreement, among iXL and its subsidiaries (including the Corporation and its subsidiaries);

      (c) travel expense advances made by the Corporation to its officers, directors, employees, consultants or stockholders in the ordinary course of business, professional fees incurred in the ordinary course of business, and all transactions in the ordinary course of business with customers of the Corporation who constitute Affiliates.

      "Excluded Shares" shall have the meaning ascribed thereto in the Investors Agreement.

      "Fair Market Value" shall mean the value of one share of Common Stock as determined pursuant to Section 5(g) hereof.

      "iXL" shall mean iXL Enterprises, Inc.

      "Investors Agreement" shall mean the Investors Agreement, dated as of __, 1999, among the Corporation, iXL and the Investors named therein.

      "Liquidation Event" shall mean any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary.

      "Liquidation Value" of any share of Series B Preferred Stock shall be $3.0882, as adjusted from time to time by Section 3(d) hereof.

      "Person" means an individual, a partnership, a corporation, a limited liability company, a trust, a joint venture, an unincorporated organization or any department or agency thereof.

      "Qualified Public Offering" shall have the meaning assigned thereto in the Stock holders' Agreement.

      "Series A Preferred Stock" means the Series A Convertible Preferred Stock of the Corporation, par value $.01 per share.

      "Stockholders' Agreement" means the Amended and Restated Stockholders' Agreement, dated as of the date hereof, among the Corporation and the Stockholders named therein, as the same may be amended from time to time in accordance with the provisions thereof.


              [the remainder of the page left intentionally blank]

      IN WITNESS WHEREOF, this Certificate has been duly executed and acknowledged by the ____________________________________ of the Corporation this __ day of _________ 1999.

                                        CONSUMER FINANCIAL NETWORK, INC.



                                        By:
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